Securities and Exchange Commission
                                           Washington D.C. 20549

                                                Form 8-K
                                             Current Report
                                     Pursuant to section 13 or 15 (d) of
                                     The Securities Exchange Act of 1934

Date of Report ( Date of earliest event report) April 13, 1999

                                          Ovvio Better Life, Inc.

                        (Exact name of registrant as specified in its charter)

                                          Imatel Holdings, Inc.

                                             (Former name)

                                              Washington
                            (State or other jurisdiction of incorporation)

         0-22934                                               91-1268870
(Commission file number)                    (IR Employer Identification no.)

83-888 Ave. 51 (Box 1130) Thermal, CA                             92274
(Address of principal executive offices)                      (Zip code)

Registrant's telephone  number,  including area code:    (760) 398-9700

Item 1.    Reverse Stock Split
The company effected a reverse stock split of one shares for every four owned on March 20, 1999 and effective April 7th 1999.

Item 2.   Name change and new business
Imatel Holdings, Inc. changed its name to Ovvio Better Life, Inc.
The company is entering the home furnishings and houseware business. Ovvio Better Life, Inc. is currently negotiating a lease on a 125,000 square foot retail store in Italy. Ovvio Better Life, Inc. is finalizing an agreement with the Semeraro Group to secure a franchise to market its products in Europe and in the US.


Item 3.   Appointment of additional directors
The company has appointed three additional directors:
Giovanni Semeraro
Mr. Semeraro is 50. His business expertise includes thirty years experience in the furniture industry. Mr. Semeraro was in the manufacturing business for ten years and has twenty years experience in retail sales, distribution and exporting. He founded Ovvio S.p.A. in 1992. Mr. Semeraro holds senior management positions as President and Managing Director of several Semeraro Companies. On March 25th 1999, Mr. Semeraro was elected to the Board of Directors of Ovvio Better Life, Inc.

Luigi Zavaglio
Mr. Zavaglio is 33. His business experience has been banking (1985-1991) and the finance field for various furniture companies (1991-1999). He was named Managing Director of Ovvio S.p.A. in 1992, and is currently in that position. Mr. Zavaglio has seved as President of Semeraro Mobili and Ekko companies from 1996 to present. Mr. Zavaglio has been a member of the International Association of Financial Executives Institutes (IAFEI) and National Association of Administration and Financial Managers (ANDAF), since 1996. Mr. Zavaglio was elected a Director of Ovvio Better Life, Inc. on March 25th, 1999.

Lorenza Semeraro
Ms. Semeraro is 25. She received an accounting degree in 1993 from Einaudi Institute. Her education includes studies at the University of Brighton Politechnic (England) and two years at Claremont (Pitzer) College, Los Angeles, CA and San Diego International University, CA (USA). Ms. Semeraro majored in english and marketing. Her business experience includes two years (1994-95) as purchasing manager in Hong Kong for Gruppo Semeraro Holdings. She has served as a member of the board of directors for Semeraro Holdings since 1996. In 1997, she assumed public relations responsibility for Gulliver (London, England) and in addition has duties as product manager for the Ovvio houseware and textile business areas of Gruppo Semeraro Holdings (1997 to the present). On March 25th, 1999, Ms. Semeraro was elected a director of Ovvio Better Life, Inc.

Item 4.   Coversion of Preferred Shares
The company converted all of the outstanding Series A Preferred Stock, which entitled the holders to elect two thirds of the directors of the Corporation, in consideration for 1,500,000 shares of Common Stock.

Item 5. Employees Stock Option Plan for 16,000,000 shares of common stock The price range of Ovvio Better Life, Inc.'s common stock over the last three months, after giving effect to a one for four reverse split, has be $.36 to $1.87. The ESOP gives the holders the right to purchase 2,000,000 shares @ $4.00; 7,000,000 shares @ $5.00; and 7,000,000 shares @ $6.00. The option to purchase 2,000,000 shares @ $4.00 are owned as follows: 950,000 shares by Dempsey K. Mork; 950,000 shares by Riccardo Mortara; and 100,000 shares by Randall A. Baker. The option to purchase 7,000,000 shares @ $5.00 are owned as follows: 1,700,000 shares by Giovanni Semeraro; 1,700,000 shares by Lorenza Semeraro; 200,000 shares by Luigi Zavaglio; 1,700,000 shares by Dempsey K. Mork; and 1,700,000 shares by Riccardo Mortara. The option to purchase 7,000,000 @$6.00 are owned as follows: 1,700,000 shares by Giovanni Semeraro; 1,700,000 shares by Lorenza Semeraro; 200,000 shares by Luigi Zavaglio; 1,700,000 shares by Dempsey K. Mork; and 1,700,000 shares by Riccardo Mortara.(Exhibit 1)

Item 6. Ovvio Better Life, Inc. has entered into an agreement with Lighthouse Ltd. to place shares of Ovvio Better Life, Inc. at $2.85 per share for up to 7,000,000 shares. Riccardo Mortara and Dempsey K. Mork, directors of Ovvio Better Life, Inc. have a financial interest in Lighthouse Ltd. Lighthouse Ltd. will earn the difference between the $2.85 paid to Ovvio Better Life, Inc. and the price paid by Lighthouse Ltd.'s customer.
The shares issued under this agreement will be restricted. (Exhibit 2)






                                                         Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

Date: April 13, 1999
                                                     Ovvio Better Life, Inc.


                                                     By:/s/ Dempsey K. Mork

                                                     Dempsey K. Mork

                                                     Chief Financial Officer













Exhibit 1



                WAIVER OF NOTICE OF SPECIAL MEETING
                               OF THE
                         BOARD OF DIRECTORS
                      OF IMATEL HOLDINGS, INC.


  We, the undersigned, being all of the Directors of the Corporation, hereby agree and consent that a special meeting of the Board of Directors of the Corporation be held on the date and time and at the place designated hereunder, and do hereby waive all notice whatsoever of such meeting and of any adjournment or adjournments thereof.

We do further agree and consent that any and all lawful business may be transacted at such meeting or at any adjournment or adjournments thereof as may be deemed advisable by the Directors present thereat. Any business transacted at such meeting or at any adjournment or adjournments thereof shall be valid and legal and of the same force and effect as if such meeting or adjournment meeting were held after notice.

  Place of Meeting:

  Date of Meeting:         March 20, 1999

  Time of Meeting:         1:00 p.m.

  Purpose of Meeting:
                   Authorize the issuance of 1,500,000 common shares versus the cancellation of the Series A. Preferred
                   Authorize issuance of 75,000 shares to Randall A. Baker Authorize a Reverse Split (1 share for every 4 shares of common)
                   Authorization 17,000,000 shares of common stock under an ESOP
                   File S-8 to cover any above referenced shares being issued to Officers, Directors and Employees.

  Dated:       March 20, 1999



                   /s/ Director
                   Dempsey K. Mork



                   /s/  Director
                   Riccardo Mortara




                          SPECIAL MEETING
                     OF THE BOARD OF DIRECTORS
                                OF
                       IMATEL HOLDINGS, INC.


  A special meeting of the Board of Directors Imatel Holdings, Inc. was held on
March   20, 1999.


Resolved, the Board of Directors authorize the issuance of 1,500,000 shares of common stock for the cancellation of 1,500 of Preferred A. Stock;

Resolved, the Board of Directors authorize the issuance of 75,000 shares of common stock to Randall A. Baker;

Resolved , the Board of Directors authorize a Reverse Stock Split one share of common stock for every four shares of common stock, (1 for 4).

Resolved, the Board of Directors is adopting an ESOP to reserve 17,000,000 shares of common stock. As part of the ESOP, the corporation can register the shares under an S-8 registration.

Resolved, the Board of Directors authorize the filing of an S-8 registration to cover the issuance of any of the above referenced issuances of common stock to Officers, Directors and/or Employees.

Further resolved, that the officers of the Corporation be, and each of the hereby is, authorized to do or to cause to be done, all such acts and things and to make, execute and deliver, or cause to be made, executed and delivered, in the name of and on behalfof the Corporation all such agreements, instruments and certificates as such officer or officers may deem necessary, advisable or appropriate to effectuate or carry out the purpose of the foregoing resolutions and to perform the obligations of the Corporation thereunder, such officer or officers' execution of the same to conclusive evidence of the discretionary authority herein conferred.


There being no further business to come before the meeting, upon motion duly made, seconded and unanimously carried, the meeting adjourned.

  Dated:    3/20/1999




                 /s/ Director
                 Dempsey K. Mork


                /s/ Director
                Riccardo Mortara















Exhibit 2





                          PLACEMENT AGREEMENT
                                 Between
               Lighthouse Ltd. and Ovvio Better Life, Inc.






1. General. Ovvio Better Life, Inc. (the "Company") is offering 7,000,000 units at a price of $2.85 per unit. Each unit consists of 1 share of restricted common no par value stock "144" and an 18 month warrant to purchase one share of restricted common no par value stock at $4.00 to purchasers ("Purchasers") obtained by Lighthouse Ltd., upon the terms of this Agreement. Lighthouse Ltd. intends to offer the Shares, through its agents and dealers, at prices higher than that received by the Company. Lighthouse Ltd. is entitled to keep the difference between the price paid to the Company and the price paid by the Purchaser. Lighthouse Ltd. can allocate its compensation with its agents and dealers as it may negotiate with same. Riccardo Mortara and Dempsey K Mork, directors of Ovvio Better
Life, Inc., have a substantial financial ownership in Lighthouse Ltd. The offering period will commence immediately and expires on the earlier of the sale of all the Shares offered or March 20, 2000. Except as otherwise expressly provided herein, all expenses of the offering (other than internal costs and legal fees of the Company) shall be borne by Lighthouse Ltd.

2.     Securities     Based on this agreement,  the certificates to be issued,
will bear a legend that states the following:

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES CAN NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF, EXCEPT IN CONFORMITY WITH THE ACT AND APPLICABLE STATE SECURITIES LAWS, WHICH CONFORMITY MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.


3. Representations by the Company. The Company hereby acknowledges, represents, warrants, and agrees as follows:

    (a) All annual and quarterly reports on Forms 10-K and 10-Q accurately reflect the financial condition of the Company, its financial statements have been prepared in accordance with generally accepted accounting principles (except interim information, which includes all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the interim financial information), for the periods covered under each, and there has been no material adverse change in the Company's business or operations since the periods presented except as otherwise disclosed in such filings or in the filings made by the Company under the 1934 Act.

    (b) To the best of the Company's knowledge, the Company is not a party to any undisclosed litigation, dispute, event, or pending action that could reasonably be expected to materially adversely affect the Company's financial condition or the value of its securities.

    (c) The Company has no disagreements or accounting policies or procedures with its auditors and is not contemplating a change of auditors.

    (d) The Company is duly organized and validly operating under the laws of the state of its incorporation and duly qualified in any other jurisdiction where so required by the laws thereof, and where failure to so qualify would have a material adverse effect on the Company's business.


  4. Directed Selling Efforts. Company agrees not to undertake or engage in any "directed selling effort" as defined in Rule 902 of Regulation S.


  5. Miscellaneous.

    (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the address set forth above, if to the Company, and if to Lighthouse Ltd. , to 14 Quai du Seujet, CH1200 Geneva Switzerland. Notice given in such manner shall be deemed received on the earlier of actual receipt or close of business on the third day after deposit with the postal service. Notice given in any other manner shall be effective only on actual receipt.

    (b) The parties expressly agree that all the terms and provisions hereof shall be construed in accordance with, and governed by, the laws of the State of California.

    c) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

    (d) This Agreement is transferable or assignable by Lighthouse Ltd. to the extent it is necessary to complete the distribution in accordance with the laws of the U.S. and other countries where the securities are distributed.

    (e) This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


  IN WITNESS WHEREOF, the parties have executed this Agreement.

  OVVIO BETTER LIFE, INC.



  By:   /s/
        Dempsey K. Mork, Chief Financial Officer


  Dated:


  LIGHTHOUSE LTD.



  By:        /s/ Riccardo Mortara

  Dated: